UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☐  Definitive Additional Materials

☒  Soliciting Material under §240.14a-12

Clearwater Analytics Holdings, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒  No fee required

☐  Fee paid previously with preliminary materials

☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following communication was made available by the Chief Executive Officer of Clearwater Analytics Holdings, Inc. on LinkedIn on December 23, 2025:

Clearwater Analytics (CWAN) announced we've entered into a definitive agreement to be acquired by a consortium of private equity investors in a transaction valuing the company at approximately $8.4 billion. The transaction is expected to close in the first half of 2026, subject to customary closing conditions, including receipt of regulatory approvals and a vote by our stockholders.

Our industry is changing at unprecedented speed. Portfolios are increasingly global, they span public and private assets, both structured and unstructured data volumes are exploding, and risk is increasingly real-time. Yet clients remain perplexed that with all the discussions about Artificial Narrow Intelligence, Artificial General Intelligence and Artificial Super intelligence, they still can't get a comprehensive view of their global portfolios, trae seamlessly around the world, understand the risk of their portfolio or use agents to generate ideas, and  interact with their data in near real time.

That’s the world we find ourselves in. There has never been a greater need to innovate faster, think bigger, and reimagine what our clients need.

Over the last few years, we have assembled the right components – with strategic additions including Enfusion, Beacon, and Bistro – to build the foundation for a uniquely integrated, front-to-back platform that will define the future of investing.

As a private company, we'll have greater flexibility to accelerate innovation, advance AI-powered solutions, and solve the industry's hardest problems with clarity and conviction.

Thank you to our clients, partners and our incredible team for the trust and passion you bring to this mission.

Read our full press release for details: https://lnkd.in/e5XPckDz

Please see the following link for important disclosures regarding Additional Information and Where to Find it and Participants in the Solicitation: https://lnkd.in/ef2AJM7z

Clearwater Analytics to be acquired for $8.4 Billion by Permina and Warburg Pincus, supported by Francisco Partners and with participation from Temasek CWAN

Use of Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning the Company’s expectations with respect to the proposed transaction, including the timing thereof, and the Company's possible or assumed future results of operations, business strategies, technology developments, financing and investment plans, dividend policy, competitive position, industry, economic and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “aim,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements.
Forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which are beyond the Company’s control, that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties may cause actual results to differ materially from the Company’s current expectations and include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by the Company’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s ability to attract, motivate or retain key executives and associates, its ability to maintain relationships with its customers, vendors, service providers and others with whom it does business, or its operating results and business generally; (vi) risks related to the proposed transaction diverting management’s attention from the Company’s ongoing business operations; (vii) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; (viii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) risks that the anticipated benefits of the proposed transaction are not realized when and as expected; (x) the availability of capital and financing and rating agency actions in connection with the proposed transaction; and (xi) other risks and uncertainties detailed in the Company’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed on February 26, 2025 (as amended by Amendment No. 1 thereto, filed with the SEC on March 7, 2025), and in other periodic reports filed by the Company with the SEC. These filings are available at www.sec.gov and on the Company’s website.
Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this communication and should not be relied upon as representing the Company’s expectations or beliefs as of any date subsequent to the time they are made. The Company does not undertake to and specifically declines any obligation to update any forward-looking statements that may be made from time to time by or on behalf of the Company.

Additional Information and Where to Find it
This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by the Investor Group. In connection with the proposed transaction, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A in preliminary and definitive form for its special meeting of stockholders to approve the proposed transaction, and may file or furnish other documents with the SEC regarding the proposed transaction. In addition, the Company and certain affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT AND SCHEDULE 13E-3 (IF AND WHEN THEY BECOME AVAILABLE) BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement and Schedule 13e-3 will be filed with the SEC and mailed or otherwise made available to the Company’s stockholders. Investors and stockholders are or will be able to obtain the documents (if and when available) filed with the SEC free of charge either from the SEC’s website at www.sec.gov, or from the Company’s Investor Relations webpage at investors.clearwateranalytics.com/overview.
Participants in the Solicitation
The Company and its directors, executive officers and other members of management and employees, under SEC rules, will be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 29, 2025 (the “2025 Proxy Statement”). To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.
Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the Company’s proxy statement relating to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.